SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Earliest Reported Events January 19, 1998




                                  ISRAMCO, INC.
                -------------------------------------------------
               (Exact name of registrant as specified in charter)

                                    Delaware
                             -----------------------
                            (State of Incorporation)

         1770 St. James Place, Houston, Texas 77056     Suite 607
         --------------------------------------------------------
                    (Address of principal executive offices)

                                  713-621-3882
                                ----------------
                               (Telephone number)

            0-12500                                   13-3145265
       -------------------                        ------------------
       Commission File No.                        IRS Employer ID No.

Item 5.  Other Material Events
         ---------------------

     The Company, as the operator of the Shederot license, announced on January 19, 1998 that the Gurim 1 well was spud within the license area. The Gevim 1 well is planned for a total depth of approximately 14,715 feet and the estimated cost of the drilling is $6.3 million including production tests. The drilling activity should take between 3 to 4 months. The Company's share of the estimated cost for drilling, including production tests, is approximately $63,270.


Item 7.  Exhibits
         ---------

     None.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Isramco, Inc.
                                           (registrant)


  January 21, 1998                          By:  /s/  HAIM TSUFF
  ----------------                               -------------------------------
    (date)                                       Haim Tsuff
                                                 Chairman of the Board


                                      - 2 -